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                                                                   EXHIBIT 10.10


                        AMENDMENT TO EMPLOYMENT AGREEMENT

         This Amendment to Employment Agreement ("Amendment"), entered into as of June 1, 2000, by and between AMEDISYS, INC., a Delaware corporation (the "Company"), and LARRY GRAHAM ("GRAHAM").

         WHEREAS, Company and GRAHAM are parties to that certain Employment Agreement dated February 1, 2000 (the "Agreement"), whereby the Company and GRAHAM agreed, among other things, on the terms and condition of GRAHAM's employment and severance with the Company.

         WHEREAS, the Company and GRAHAM desire to amend the Agreement as specifically set forth herein.

         NOW, THEREFORE, the parties mutually agree as follows:

         1. RECITATIONS. The above recitations are incorporated herein by this reference.

         2. MODIFICATIONS TO THE AGREEMENT. The following provision shall be inserted into the Agreement as Section 3.4(b), to be included in the Agreement's definition of "Change of Control":

"(b) The individuals who serve on the Company's Board of Directors as of the effective date of this Agreement (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Company; provided, however, any person who becomes a director subsequent to the effective date of this Agreement, whose election or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then compiling the Incumbent Board, shall for purposes of this Agreement be considered as if such person was a member of the Incumbent Board."

         3. EFFECT OF THIS AMENDMENT. Except as specifically stated herein, the execution and delivery of this Amendment shall in no way affect the respective obligations of the parties under the Agreement, all of which shall continue in full force and effect.

         4. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have cause this Amendment to be executed, effective as of the date and year first written above.

                                             AMEDISYS, INC.

                                             By: /s/ WILLIAM F. BORNE
                                                --------------------------------
                                                      William F. Borne, CEO

                                                 /s/ LARRY GRAHAM
                                             -----------------------------------
                                                          LARRY GRAHAM